          AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 14, 2001
                                                   REGISTRATION NO. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              LSI LOGIC CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)
              ----------------------------------------------------

          DELAWARE                                    94-2712976
  (State of Incorporation)             (I.R.S. Employer Identification Number)
  ----------------------               -------------------------------------

                             1551 MCCARTHY BOULEVARD
                           MILPITAS, CALIFORNIA 95035
                                 (408) 433-8000
          (Address of Principal Executive Offices, including Zip Code)
           ----------------------------------------------------------

       OPTIONS GRANTED UNDER THE C-CUBE MICROSYSTEMS INC. 2000 STOCK PLAN
                      AND ASSUMED BY LSI LOGIC CORPORATION
  OPTIONS GRANTED UNDER THE C-CUBE MICROSYSTEMS INC. DIRECTOR STOCK OPTION PLAN
                      AND ASSUMED BY LSI LOGIC CORPORATION
                            (Full Title of the Plans)
  -----------------------------------------------------------------------------

                              DAVID G. PURSEL, ESQ.
                  VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                              LSI LOGIC CORPORATION
                             1551 MCCARTHY BOULEVARD
                           MILPITAS, CALIFORNIA 95035
                                 (408) 433-8000
       (Name and Address of Agent for Service, including Telephone Number)
        -----------------------------------------------------------------

                                   Copies to:
                             RICHARD E. CLIMAN, ESQ.
                              KEITH A. FLAUM, ESQ.
                              JAIMEE R. KING, ESQ.
                               COOLEY GODWARD LLP
                              FIVE PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                           PALO ALTO, CALIFORNIA 94306
                                 (650) 843-5000

                         CALCULATION OF REGISTRATION FEE

======================================================================================================
  TITLE OF SECURITIES      AMOUNT TO BE    PROPOSED MAXIMUM     PROPOSED MAXIMUM       AMOUNT OF
  TO BE REGISTERED (1)    REGISTERED (2)  OFFERING PRICE PER   AGGREGATE OFFERING   REGISTRATION FEE
                                              SHARE (3)             PRICE (3)
------------------------------------------------------------------------------------------------------
Common Stock (par value     10,490,240         $ 15.11            $ 158,507,527         $39,627
         $0.01)
Common Stock (par value        126,400         $ 27.62            $   3,491,168         $   873
        $0.01)
                                                                                        -------
                                                                                        $40,500
                                                                                        =======
======================================================================================================

(1) The securities to be registered include options and rights to acquire common stock of LSI Logic Corporation.

(2) Pursuant to Rule 416(a), this registration statement also covers any additional securities that may be offered or issued in connection with any stock split, stock dividend or similar transaction.

(3) Estimated pursuant to Rule 457 solely for purposes of calculating the registration fee. The price of the assumed options is computed on the basis of the weighted average exercise prices of the Assumed Options.



         TITLE OF SECURITIES                 AMOUNT TO         PROPOSED MAXIMUM       PROPOSED MAXIMUM
           TO BE REGISTERED                BE REGISTERED      AGGREGATE OFFERING     AGGREGATE OFFERING
                                                                PRICE PER SHARE             PRICE
--------------------------------------- --------------------- -------------------- ------------------------
ASSUMED OPTIONS:  C-CUBE MICROSYSTEMS         10,490,240          $ 15.11               $158,507,527
INC. 2000 STOCK PLAN
ASSUMED OPTIONS:  C-CUBE MICROSYSTEMS            126,400          $ 27.62               $  3,491,168
INC. DIRECTOR STOCK OPTION PLAN


APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


     The following documents filed by LSI Logic Corporation (the "Registrant") with the Securities and Exchange Commission are incorporated by reference into this Registration Statement:

     (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, filed pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

     (b) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001;

     (c) The Registrant's current reports on Form 8-K dated January 24, March 8, April 4, April 25, May 21 and June 5, 2001;

     (d) The description of the Registrant's common stock contained in the Registrant's Registration Statement on Form 8-A, filed on August 29, 1989, pursuant to Section 12(b) of the Exchange Act, including any amendment or report filed for the purpose of updating such description; and

     (e) The description of the Registrant's Amended and Restated Preferred Shares Rights Agreement contained in the Registrant's Registration Statement on Form 8-A-12G/A filed on December 8, 1998, pursuant to Section 12(g) of the Exchange Act.

     All reports and other documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part of this Registration Statement from the date of the filing of such reports and documents.


                    INDEMNIFICATION OF DIRECTORS AND OFFICERS


     Section 145 of the Delaware General Corporation Law authorizes a court to award, or a Company's board of directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended. Section 11 of the Registrant's Certificate of Incorporation and Article VI of the Registrant's Bylaws provide for indemnification of certain agents to the maximum extent permitted by the Delaware General Corporation Law. Persons covered by these indemnification provisions include current and former directors, officers, employees and other agents of the Registrant, as well as persons who serve at the request of the Registrant as directors, officers, employees or agents of another enterprise. In addition, the Registrant has entered into indemnification agreements with its directors and officers pursuant to which the Registrant has agreed to indemnify such individuals and to advance expenses incurred in defending any action or proceeding to the fullest extent permitted by Section 145 of the Delaware General Corporation Law.


                                       3.

                                    EXHIBITS

EXHIBIT NUMBER

4.1    The Registrant's Restated Certificate of Incorporation (filed with the
       Registrant's Registration Statement on Form S-8 (No. 333-46436), filed
       September 22, 2000 and incorporated herein by reference).

4.2    The Registrant's Bylaws (filed with the Registrant's Annual Report on
       Form 10-K for the fiscal year ended December 31, 2000 and incorporated herein by reference).

5.1    Opinion of Cooley Godward LLP.

23.1   Consent of Independent Accountants.

23.2   Consent of Cooley Godward LLP, contained in Exhibit 5.1 to this
       Registration Statement.

24.1   Power of Attorney, contained on the Signature Page to this Registration
       Statement.

99.1   C-Cube Microsystems Inc. 2000 Stock Plan.

99.2   C-Cube Microsystems Inc. Director Stock Option Plan.



                                       4.

                                  UNDERTAKINGS


     1.   The undersigned Registrant hereby undertakes:

          a. To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               i. To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               ii. To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

               iii. To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

provided, however, that paragraphs (a)(i) and (a)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with the Securities and Exchange Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference herein.

          b. That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          c. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     2. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference herein shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     3. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a


                                       5.

court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


                                       6.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milpitas, State of California, on June 13, 2001.

                              LSI LOGIC CORPORATION


                              By: /s/ Wilfred J. Corrigan
                                  ----------------------------------------------
                                  Wilfred J. Corrigan
                                  Chairman, Chief Executive Officer and Director

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Wilfred J. Corrigan and Bryon Look, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


      SIGNATURE                        TITLE                           DATE
/s/ Wilfred J. Corrigan
-------------------------
Wilfred J. Corrigan         Chairman, Chief Executive Officer     June 13, 2001
                            and Director
                            (Principal Executive Officer)

/s/ Bryon Look
-------------------------
Bryon Look                  Executive Vice President and Chief    June 13, 2001
                            Financial Officer
                            (Principal Financial Officer and
                            Principal Accounting Officer)

/s/ T. Z. Chu
-------------------------
T. Z. Chu                   Director                              June 13, 2001

/s/ Malcom R. Currie
-------------------------
Malcom R. Currie            Director                              June 13, 2001

/s/ James H. Keyes
-------------------------
James H. Keyes              Director                              June 13, 2001


                                       7.

/s/ Douglas Norby
-------------------------
Douglas Norby               Director                              June 13, 2001

/s/ Matthew J. O'Rourke
-------------------------
Matthew J. O'Rourke         Director                              June 13, 2001

/s/ Larry W. Sonsini
-------------------------
Larry W. Sonsini            Director                              June 13, 2001



                                       8.

EXHIBIT NUMBER

4.1    The Registrant's Restated Certificate of Incorporation (filed with the
       Registrant's Registration Statement on Form S-8 (No. 333-46436), filed
       September 22, 2000 and incorporated herein by reference).

4.2    The Registrant's Bylaws (filed with the Registrant's Annual Report on
       Form 10-K for the fiscal year ended December 31, 2000 and incorporated herein by reference).

5.1    Opinion of Cooley Godward LLP.

23.1   Consent of Independent Accountants.

23.2   Consent of Cooley Godward LLP, contained in Exhibit 5.1 to this
       Registration Statement.

24.1   Power of Attorney, contained on the Signature Page to this Registration
       Statement.

99.1   C-Cube Microsystems Inc. 2000 Stock Plan.

99.2   C-Cube Microsystems Inc. Director Stock Option Plan.
